UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 24, 2024
 _________________________
WEBSTER FINANCIAL CORPORATION
 _________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Elm Street, Stamford, Connecticut 06902
(Address and zip code of principal executive offices)

203-578-2202
(Registrant’s telephone number, including area code)
______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WBS	New York Stock Exchange
Depositary Shares, each representing 1/1000th interest in a share of 5.25% Series F Non-Cumulative Perpetual Preferred Stock	WBS-PrF	New York Stock Exchange
Depositary Shares, each representing 1/40th interest in a share of 6.50% Series G Non-Cumulative Perpetual Preferred Stock	WBS-PrG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 24, 2024, Webster Financial Corporation (the "Company") held its 2024 Annual Meeting of Stockholders (the "Annual Meeting"). A total of 156,744,066 shares were present or represented by proxy at the meeting, representing 91.4% of all shares entitled to vote at the Annual Meeting. At the Annual Meeting, the Company's stockholders voted on three proposals, each of which is described in the Proxy Statement. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for or against each matter and the number of abstentions and, if applicable, broker non-votes with respect to each matter.

Proposal 1 — Election of Directors
The Company's stockholders elected eleven individuals to the Board of Directors to serve one-year terms, as set forth below:

NOMINEES	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John R. Ciulla	138,161,319	6,348,432	196,869	12,037,446
William L. Atwell	141,244,470	3,307,496	154,654	12,037,446
John P. Cahill	138,277,510	6,253,324	175,786	12,037,446
E. Carol Hayles	143,230,693	1,314,098	161,829	12,037,446
Mona Aboelnaga Kanaan	142,694,934	1,848,077	163,609	12,037,446
Maureen B. Mitchell	143,565,415	982,306	158,899	12,037,446
Laurence C. Morse	139,041,592	5,496,257	168,771	12,037,446
Richard O’Toole	137,834,295	6,695,147	177,178	12,037,446
Mark Pettie	140,781,611	3,738,732	186,277	12,037,446
Lauren C. States	144,045,293	505,126	156,201	12,037,446
William E. Whiston	143,549,478	984,673	172,469	12,037,446

Proposal 2 — Say-on-Pay
The Company's stockholders approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
141,591,347	2,616,117	499,156	12,037,446

Proposal 3 — Auditor Ratification
The Company's stockholders ratified the appointment by the Board of Directors of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024, as set forth below:

FOR	AGAINST	ABSTAIN
153,309,300	2,973,277	461,489

Item 9.01	Financial Statements and Exhibits
(d)Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
(Registrant)

Date: April 26, 2024	/s/ Kristy Berner
Kristy Berner
Executive Vice President and General Counsel